Exhibit 99.2

[Letterhead of Jackson Kelly PLLC]

December 23, 2009

To Each Person Listed on

the Attached Schedule I

Re:	MP Environmental Funding LLC
$64,380,000 Senior Secured ROC Bonds,
Environmental Control Series B;
West Virginia Constitutional Issues

Ladies and Gentlemen:

We have acted as special counsel in the State of West Virginia to Monongahela Power Company, an Ohio corporation (“Mon Power”), in connection with: the issuance of a financing order on April 7, 2006, as amended on June 13, 2006, January 17, 2007, and September 30, 2009 (the “Financing Order”), to Mon Power and its affiliate, The Potomac Edison Company, by the Public Service Commission of West Virginia (the “PSCWV”); the transfer and sale by Mon Power of all of its right, title and interest in certain property (the “Environmental Control Property”) to MP Environmental Funding LLC, a Delaware limited liability company (the “Issuer”); the issuance by the Issuer of its Senior Secured ROC Bonds, Environmental Control Series B (the “Environmental Control Bonds”), referred to and described below, and other related transactions.

Generally, the Environmental Control Property is a property right created under W. Va. Code § 24-2-4(e) (the “Financing Act”). “2009 Transferred Environmental Control Property” means the Environmental Control Property identified in the Sale Agreement (as defined below), sold to the Issuer pursuant to the Sale Agreement in connection with the issuance of the Environmental Control Bonds. The Financing Order authorized the creation, transfer and sale of the 2009 Transferred Environmental Control Property, which consists of the irrevocable right of Mon Power or its assignees to collect certain environmental control charges (the “Environmental Control Charges”) from all electric service customers of Mon Power in the State of West Virginia. The Environmental Control Bonds will be secured by a security interest in the 2009 Transferred Environmental Control Property, together with certain other property of the Issuer.

THE TRANSACTION

On the date hereof, Mon Power has transferred and sold the 2009 Transferred Environmental Control Property to the Issuer under an Environmental Control Property Sale Agreement, dated as of December 23, 2009 between Mon Power and the Issuer, and a related

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Bill of Sale, dated as of December 23, 2009 (collectively referred to herein as the “Sale Agreement”). Mon Power, in its capacity as Servicer, and the Issuer have entered into an Environmental Control Property Servicing Agreement, dated as of December 23, 2009 (the “Servicing Agreement”), under which Mon Power has agreed to service the 2009 Transferred Environmental Control Property. Allegheny Energy Service Corporation, a West Virginia corporation (the “Administrator”), as Administrator has entered into an Administration Agreement with the Issuer, dated as of April 11, 2007, under which the Administrator has agreed to perform certain administrative services for the Issuer (the “Administration Agreement”).

On the date hereof, the Issuer issued the Environmental Control Bonds, under the Indenture, dated as of April 11, 2007 between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), as supplemented by the 2007 Series Supplement dated as of April 11, 2007 and the 2009 Series Supplement dated as of December 23, 2009 between the Issuer and the Indenture Trustee (the Indenture and Series Supplements are collectively referred to herein as the “Indenture”).

Pursuant to the Underwriting Agreement dated December 16, 2009 (the “Underwriting Agreement”) among Mon Power, the Issuer and Jefferies & Company, Inc., on behalf of itself and the several Underwriters named in Schedule II thereof, such Underwriters have agreed to underwrite the issuance of the Environmental Control Bonds.

As used herein, the term “Transaction Documents” means the above-referenced documents, and “Transaction” means the transactions contemplated by the Transaction Documents. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the Indenture.

FACTS AND ASSUMPTIONS

In connection with the opinions set forth below, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of:

(a) the Transaction Documents;

(b) Amendment No. 3 to the Registration Statement (file number 333-162749) filed by the Issuer with the Securities and Exchange Commission (the “Commission”) on Form S-1 under the Securities Act of 1933, as amended, with respect to the Environmental Control Bonds, including the final prospectus filed with the Commission on December 18, 2009 (the “Registration Statement”);

(c) the Financing Act;

(d) the Financing Order;

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(e) the opinion letter of Morgan Reid & Bockius LLP, on Federal Constitutional Issues, of even date herewith (the “Morgan Constitutional Opinion”); and

(f) such other documents relating to the Transaction as we have deemed necessary or advisable as a basis for such opinions.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of these documents, we have assumed: 1) that the parties to such documents had the power, corporate or other, to enter into and perform all obligations thereunder; 2) the due authorization thereof by all requisite action, corporate or other; 3) the due execution and delivery of the Transaction Documents by the parties thereto; 4) the validity and binding effect thereof upon such parties; and 5) the enforceability thereof against such parties.

We have made no independent investigation of the facts referred to herein, and, with respect to such facts, we have relied, for the purpose of rendering this opinion and except as otherwise stated herein, exclusively on the factual statements contained and matters provided for in the Transaction Documents referenced above, as we deemed advisable, including the factual representations, warranties and covenants contained therein as made by the respective parties thereto.

We express no opinion herein as to the laws of any jurisdiction other than the State of West Virginia.

OPINION REQUESTED

You have requested our opinion on the issues of:

1. whether the State Pledge creates a contractual relationship between the State of West Virginia and the Bondholders (as defined below);

2. whether the West Virginia Supreme Court of Appeals, a West Virginia Circuit Court, or a Federal District Court sitting in West Virginia and applying West Virginia substantive law (each a “West Virginia Court”) would conclude, under applicable State of West Virginia constitutional principles relating to the impairment of contracts, that the West Virginia Legislature could not enact legislation (other than a law passed by the West Virginia Legislature in the valid exercise of the state’s police power to safeguard the vital interests of its people, including preservation of community order, health, safety, morals or economic well being) that: (A) repeals the State Pledge, (B) repeals the Financing Act, (C) impairs the value of the 2009 Transferred Environmental Control Property, or (D) reduces, alters or impairs the collection of the Environmental Control Charges so as to significantly impair: (i) the terms of the Indenture or

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the Environmental Control Bonds or (ii) the rights and remedies of the holders of the Environmental Control Bonds (the “Bondholders”) (or the Indenture Trustee acting on their behalf) if such repeal, amendment or other action (an “Impairment Action”) would prevent the payment of the Environmental Control Bonds or would significantly affect the security for the Environmental Control Bonds (an “Impairment”);

3. whether the State of West Virginia would be required to pay just compensation to the Bondholders if the State of West Virginia, including the PSCWV exercising its legislative powers, undertook an Impairment Action and created an Impairment that: (a) constituted a permanent appropriation of a substantial property interest of the Bondholders in the 2009 Transferred Environmental Control Property or denied all economically beneficial or productive use of the 2009 Transferred Environmental Control Property; (b) destroyed the 2009 Transferred Environmental Control Property, other than in the valid exercise of the state’s police power of the type described in paragraph 2 above; or (c) substantially reduced, altered or impaired the value of the 2009 Transferred Environmental Control Property so as to unduly interfere with the reasonable expectations of the Bondholders arising from their investment in the Environmental Control Bonds; and

4. whether the Financing Act has been duly enacted by the West Virginia Legislature in accordance with all applicable laws and is in full force and effect, whether the effectiveness or constitutionality of the Financing Act under the Constitution of the State of West Virginia (insofar as it relates to the Environmental Control Bonds and to the Transaction) is, to the best of our knowledge, the subject of any pending appeal or litigation, and if the constitutionality of the Financing Act were challenged, whether a West Virginia Court applying West Virginia substantive law, would conclude, under applicable State of West Virginia constitutional principles, that the Financing Act is constitutional.

OPINION # 1 – REGARDING THE CONTRACT CLAUSE OF THE WEST VIRGINIA CONSTITUTION.

The Financing Act provides:

(q) State pledge. –

(1) The state pledges to and agrees with the bondholders, any assignee and any financing parties that the state will not take or permit any action that impairs the value of environmental control property or, except as allowed under subsection (e) of this section,1 reduce, alter or impair environmental control charges that are imposed, collected and remitted for the benefit of the bondholders, any assignee, and any financing parties, until any

[1]	W.Va. Code § 24-2-4e(e). Application of adjustment mechanism—provides for the periodic adjustment of the Environmental Control Charges to correct for any over-collection or under-collection.

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principal, interest and redemption premium in respect of environmental control bonds, all financing costs and all amounts to be paid to an assignee or financing party under an ancillary agreement are paid or performed in full.

(2) Any person who issues environmental control bonds is permitted to include the pledge specified in subdivision (1) of this subsection in the environmental control bonds, ancillary agreements and documentation related to the issuance and marketing of the environmental control bonds.

We note that the State Pledge is set forth on the Environmental Control Bonds and in the Indenture.

Article III, Section 4 of the West Virginia Constitution states in part that: “No . . . law impairing the obligation of a contract, shall be passed” (the “State Contract Clause”). The State Contract Clause is consistent with the Contract Clause of the United States Constitution, Article I, Section 10, which provides that “no State shall . . . pass any . . . Law impairing the Obligation of Contracts” (the “Federal Contract Clause,” and together with the State Contract Clause, the “Contract Clauses”). In general, West Virginia Courts which have addressed the issue of whether an act of the Legislature violates the State Contract Clause have followed the decisions of the United States Supreme Court interpreting the Federal Contract Clause.

To determine whether state legislation impairs a contractual obligation in violation of the State Contract Clause, the threshold issue is whether the parties have contractually vested property rights. In Wagoner v. Gainer, 167 W. Va. 139, 279 S.E.2d 636 (1981), the issue was whether a bill passed by the Legislature affecting the amount of the pension benefit to which retired judges were entitled under the State of West Virginia judicial retirement system violated the Federal Contract Clause. The facts of this case can be summarized as follows. In 1949, the West Virginia Legislature created a retirement plan for judges. West Virginia Code § 51-9-6 provided that a retired judge, eligible for benefits under the system, shall be paid “annual retirement benefits so long as he shall live, in an amount equal to seventy-five percent of the annual salary of the office from which he has retired . . . as such salary may be changed from time to time during the period of his retirement.” In 1979, the West Virginia Legislature increased the salaries of sitting judges. In the same act, the Legislature froze retirement benefits for retired judges at the levels determined by the salaries of active judges prior to the 1979 salary increases. The case reached the West Virginia Supreme Court of Appeals on appeal from a Writ of Mandamus ordering the West Virginia State Auditor and West Virginia State Treasurer to compute the retired judges’ increased retirement benefits based on the raises given by the Legislature to active judges.

The Court reasoned that the State of West Virginia judicial retirement system creates contractually vested property rights for retired and active participating plan members.

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Such rights are enforceable in the courts and cannot be impaired or diminished by the Legislature. The Court rejected the freezing of judges’ retirement benefits, holding that when the Legislature attempts to change important provisions of an existing contract, outside the limits of the reserved state powers, the legislation will be declared unconstitutional as impairing existing contractual obligations under the Federal Contract Clause.

For purposes of evaluating contractual impairment cases brought under the Contract Clauses, the West Virginia Supreme Court of Appeals has adopted the following three-prong test:

The initial inquiry is whether the statute has substantially impaired the contractual rights of the parties. If a substantial impairment is shown, the second step of the test is to determine whether there is a significant and legitimate public purpose behind the legislation. Finally, if a legitimate public purpose is demonstrated, the court must determine whether the adjustment of the rights and responsibilities of contracting parties is based upon reasonable conditions and is of a character appropriate to the public purpose justifying the legislation’s adoption.

West Virginia Regional Jail and Correctional Facility Authority v. West Virginia Investment Management Board, 203 W. Va. 413, 508 S.E.2d 130 (1998); see also City of Charleston v. Public Service Commission of West Virginia, 57 F.3d 385 (4th Cir. 1995); Syllabus Point 4, in part, Shell v. Metropolitan Life Ins. Co., 181 W.Va. 16, 380 S.E.2d 183 (1989).

In analyzing State Contract Clause cases, the West Virginia Supreme Court of Appeals has generally focused on the following issues: 1) whether the statute has “substantially impaired” the contract rights of the parties; and, if so, 2) whether the impairment is justified by a “significant and legitimate public purpose.” In West Virginia Regional Jail and Correctional Facility Authority v. West Virginia Investment Management Board, 203 W. Va. 413, 508 S.E.2d 130 (1998), the beneficiaries of the West Virginia Public Employees Retirement System (“PERS”) challenged legislation authorizing the Investment Management Board to invest PERS funds in dept or obligations of Regional Jail Authority. The PERS beneficiaries claimed that such investments would create an impairment of the contract that existed between the State of West Virginia and the PERS beneficiaries.

The Court first determined that a contract between the State of West Virginia and the beneficiaries existed. The Court refused, however, to overturn the statute. In rejecting the argument that the legislation substantially impaired the State of West Virginia’s contractual obligations, the Court concluded that the Investment Management Board’s investment was for a limited amount, for a limited time, and was required to be repaid at an interest rate essentially equal to the rate on other authorized investments. 508 S.E. 2d at 137.

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In City of Charleston v. Public Service Commission of West Virginia, 57 F.3d 385 (4th Cir. 1995), the Cities of Charleston and South Charleston, West Virginia had issued sewer revenue bonds. The bond contracts empowered the Cities in each instance to collect delinquent sewer charges by imposing a lien on premises served, including leased properties, even if only the tenant was delinquent in the payment of the sewer fees. In 1989 and 1990, bills passed by the West Virginia Legislature added termination of water service as a remedy for the nonpayment of delinquent sewer fees and repealed the right to place a lien on real property as a remedy. In 1992, the PSCWV ruled that the City of Charleston could not require termination of water service to landlords because their previous tenants had failed to pay sewer charges. The Cities brought an action against the PSCWV asserting that the amendments to the Code and the PSCWV orders violated their existing contractual rights under the Contracts Clauses. Citing Federal Contract Clause precedent, the United States Court of Appeals for the Fourth Circuit concluded that any impairment created by the inability to terminate water service to landlords was insubstantial and not likely to cause the Cities to default on their bond obligations. Accordingly, the Court entered summary judgment in favor of the PSCWV. The Court’s decision upholding the constitutionality of the legislation in this case was clearly influenced by the de minimus effect of the potential impairment created.

In Shell v. Metropolitan Life Ins. Co., 181 W.Va. 16, 380 S.E.2d 183 (1989), the issue was whether a statute prohibiting an insurance company from discharging its agents except for “good cause” created an unconstitutional impairment of existing contractual rights between the insurance companies and their agents. The West Virginia Supreme Court of Appeals struck down the statute, holding that it did substantially impair existing contractual obligations because it altered the “at will” nature of the employment relationship. The Court further held that the legislation was not justified by a significant and legitimate public purpose, because it was designed to protect a narrow class of citizens (i.e., insurance agents), rather than a broad societal interest.

In the Shell case, the West Virginia Supreme Court stated that: “in construing our state constitutional provision prohibiting any ‘law impairing the obligation of a contract,’ W. Va. Const. Art. III, § 4, we have generally accepted the United States Supreme Court’s interpretation of the similar provision contained in Article I, Section 10, Clause 1 of the United States Constitution.” The Morgan Constitutional Opinion analyses whether under Federal constitutional principles the Bondholders could successfully challenge an action of the West Virginia Legislature, or the PSCWV acting in its legislative capacity, repealing or substantially amending the Financing Act. Based upon the West Virginia Supreme Court’s reasoning in Shell, the analysis and conclusions set forth in the Morgan Constitutional Opinion should apply equally to a challenge to the Financing Act under the West Virginia Constitution.

The West Virginia cases demonstrate that the West Virginia Courts tend to follow federal case law in determining whether there has been a prohibited impairment of existing contractual rights. In those cases in which a West Virginia Court has determined that new

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legislation substantially impacts existing contractual rights, the Court has not hesitated to declare the legislation unconstitutional. However, where the impact of the impairment has been slight, the West Virginia Courts have not granted relief under the State Contract Clause.

In order for an Impairment Action to violate the State Contract Clause, the existence of a contractual relationship between the State of West Virginia and the Bondholders, any assignee, or any financing party must be established. In the present case, we believe that the West Virginia Legislature’s intent to make such a contractual relationship is clear from the statutory language.

The state pledges to and agrees with the bondholders, any assignee, and any financing party that the state will not take or permit any action that impairs the value of environmental control property or, . . . reduce, alter or impair environmental control charges that are imposed, collected and remitted for the benefit of the bondholders, any assignee, and any financing party.

West Virginia Code § 24-2-4e(q).

The State Pledge, which the Financing Act explicitly authorizes to be included in the documentation with respect to the Environmental Control Bonds (and which is included therein), is an inducement offered by the State of West Virginia to investors to purchase the Environmental Control Bonds. The Financing Act constitutes, among other things, an undertaking of the State of West Virginia to: 1) encourage and facilitate the construction and installation of emissions control equipment at electric-generating facilities in the state; and 2) increase the financial security for and gain the capital markets’ acceptance of the Environmental Control Bonds.

We believe that, if presented with the issue, a West Virginia Court would find that the Financing Act, the Financing Order, and the State Pledge, taken together, give rise to a contractual obligation between the State of West Virginia and the Bondholders, any assignee, or any financing party for purposes of the State Contract Clause. We also believe that all prohibitions applicable to the State of West Virginia under the State Contract Clause would also apply to actions by the State of West Virginia, acting through the PSCWV. The West Virginia Legislature has delegated its regulatory power over utilities to the PSCWV. We do not believe that the State of West Virginia, acting indirectly through the PSCWV, could effectively undertake any Impairment Action that it would be constitutionally barred from taking directly.

While there is no case law in West Virginia which considers the application of the State Contract Clause to the Financing Act or the State Pledge, existing West Virginia case law and the federal case law cited in the Morgan Constitutional Opinion concerning the application of Federal Contract Clause to similar legislation is instructive. Based upon our review of the relevant State of West Virginia judicial authority as discussed in this opinion, but subject to the qualifications, limitations and assumptions (including the assumption that the Impairment Action

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in question would be “substantial”) set forth herein and in the Morgan Constitutional Opinion, it is our opinion that a West Virginia Court, if presented with this issue in a properly prepared and presented case, would conclude:

(1) that the State Pledge constitutes a contractual relationship between the Bondholders and the State of West Virginia; and

(2) under applicable State of West Virginia constitutional principles relating to the impairment of contracts, that the West Virginia Legislature could not enact legislation (other than a law passed by the West Virginia Legislature in the valid exercise of the state’s police power to safeguard the vital interests of its people, including preservation of community order, health, safety, morals or economic well being) that: (A) repeals the State Pledge; (B) repeals the Financing Act; (C) impairs the value of the 2009 Transferred Environmental Control Property; or (D) reduces, alters or impairs the collection of the Environmental Control Charges so as to significantly impair: (i) the terms of the Indenture or the Environmental Control Bonds; or (ii) the rights and remedies of the Bondholders (or the Indenture Trustee acting on their behalf) if such repeal, amendment or other action would prevent the payment of the Environmental Control Bonds or would significantly affect the security for the Environmental Control Bonds.

OPINION # 2 – REGARDING THE TAKINGS CLAUSE OF THE WEST VIRGINIA CONSTITUTION.

The Fifth Amendment of the United States Constitution provides, in part: “nor shall private property be taken for public use, without just compensation” (the “Federal Takings Clause”). The Fourteenth Amendment of the United States Constitution makes the Fifth Amendment, including the Federal Takings Clause, applicable to any state action. Webb’s Fabulous Pharmacies, Inc. v. Beckwith, 449 U.S. 155 (1980). There have been numerous United States Supreme Court cases analyzing and evaluating Federal Takings Clause claims. The Morgan Constitutional Opinion contains a detailed analysis of the issue of whether the State of West Virginia could be required to compensate the Bondholders under the Federal Takings Clause if the State of West Virginia, exercising its legislative powers, takes any Impairment Action. There have been few similar cases in the West Virginia Courts, and those that have been decided have generally adopted the analysis of similar cases decided under the Federal Takings Clause.

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Article III, Section 9 of the West Virginia Constitution (the “State Takings Clause”) states:

Private property shall not be taken or damaged for public use, without just compensation; nor shall the same be taken by any company, incorporated for the purposes of internal improvement, until just compensation shall have been paid, or secured to be paid, to the owner; and when private property shall be taken, or damaged, for public use, or for the use of such corporation, the compensation to the owner shall be ascertained in such manner, as may be prescribed by general law; provided, that when required by either of the parties, such compensation shall be ascertained by an impartial jury of twelve freeholders.

In Verizon West Virginia , Inc. v. West Virginia Bureau of Employment Programs, Worker’s Compensation Division, 214 W. Va. 95, 586 S.E.2d 170 (2003), a group of self-insured employers claimed that the methodology used by the Bureau’s Workers’ Compensation Division to calculate premium rates amounted to an impermissible regulatory taking under both the federal and state constitutions. Citing Eastern Enterprises v. Apfel, 524 U.S. 498, 118 S.Ct. 2131, 141 L.Ed.2d 451 (1998), the West Virginia Supreme Court of Appeals recognized that “the issue of whether compensation is compelled in the instance of ‘economic injuries caused by public action’. . . is essentially an ad hoc and fact intensive undertaking.” In analyzing the takings issues raised by this case, the Court found that the governmental action (specifically, the Workers’ Compensation Fund rate increases on self-insured employers) was made in response to the compelling state interest of keeping the Fund afloat and the related interest of preventing a lowering of the State of West Virginia’s bond ratings. 586 S.E.2d at 193. The Court ultimately held that: “[u]pon careful and thorough review of the applicable authority, we find that the formula developed by the Bureau’s Performance Council, assessing the workers’ compensation premium tax for self-insured employers does not constitute an undue taking without compensation in violation of either the federal or state constitutions.”

Similarly, in upholding a local zoning ordinance that prohibited the operation of a gasoline service station in a Commercial A zone, the West Virginia Supreme Court ruled that: “land-use regulations will not constitute an impermissible taking of property under the Fifth Amendment to the United States Constitution and Section 9 of Article III of the West Virginia Constitution if such regulations can be reasonably found to promote the health, safety, morals, or general welfare of the public and the regulations do not destroy all economic use of the property.” McFillan v. Berkeley County Planning Commission, 190 W. Va. 458, 438 S.E.2d 801 (1993).

Finally, in Columbia Gas v. Public Service Commission of West Virginia,173 W. Va. 19, 311 S.E.2d 137 (1983), the West Virginia Supreme Court of Appeals upheld a legislatively imposed nine month moratorium on rate increases for natural gas utilities from a takings clause challenge.

While there is no case law in West Virginia which considers the application of the State Takings Clause to the Financing Act, the Financing Order or the State Pledge, we have considered existing West Virginia case law and the federal case law cited in the Morgan

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Constitutional Opinion concerning the application of the Federal Takings Clause to similar situations. We believe that the rulings of the West Virginia Supreme Court of Appeals in the cases discussed above are consistent with the takings clause analysis contained in the Morgan Constitutional Opinion. Thus, it is our opinion that the analysis set forth in the Morgan Constitutional Opinion discussing federal law taking issues would apply to a similar challenge made pursuant to the State Takings Clause.

Based on our review of relevant judicial authority discussed in this opinion, but subject to the qualifications, limitations and assumptions set forth herein and in the Morgan Constitutional Opinion, it is our opinion that, if presented with this issue in a properly prepared and presented case, a West Virginia Court would conclude that the State of West Virginia would be required to pay just compensation to the Bondholders if the State of West Virginia, including the PSCWV exercising its legislative powers, undertook an Impairment Action and created an Impairment that: (a) constituted a permanent appropriation of a substantial property interest of the Bondholders in the 2009 Transferred Environmental Control Property or denied all economically beneficial or productive use of the 2009 Transferred Environmental Control Property; (b) destroyed the 2009 Transferred Environmental Control Property, other than in response to the valid exercise of the state’s police power to safeguard the vital interests of its people, including preservation of community order, health, safety, morals or economic well being; or (c) substantially reduced, altered or impaired the value of the 2009 Transferred Environmental Control Property so as to unduly interfere with the reasonable expectations of the Bondholders arising from their investment in the Environmental Control Bonds.

OPINION # 3 — REGARDING THE CONSTITUTIONALITY OF THE FINANCING ACT

Although there have been several constitutional challenges to statutes similar to the Financing Act providing for securitization financing in other jurisdictions, our research has revealed that, to date, no such challenge has been successful. It is difficult to predict the range of legal theories and claims upon which a challenge to the constitutionality of a statute could conceivably be based. However, given our familiarity with the Financing Act, the nature of constitutional challenges to similar statutes in other states, and the types of procedural challenges that have been raised alleging deficiencies in the statutory enactment process, we have identified a number of potential theories upon which a challenge to the Financing Act under the West Virginia Constitution could be based. Such a challenge to the constitutionality of the Financing Act could conceivably be based on the State Contract Clause; the State Takings Clause; the due process clause contained in Article III, Section 10 of the West Virginia Constitution (the “State Due Process Clause”); or the provisions of Article VI, Sections 29, 30, or 31 of the West Virginia Constitution which respectively require: 1) that bills be read on three different days in each house; 2) that acts embrace but one object; and 3) that bills passed by one house and amended by the other be again voted on by the house which originally passed the bill. Our examination of these constitutional provisions leads us to conclude that the Financing Act would likely survive challenges based on these provisions.

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1. State Contract Clause.

In at least one other jurisdiction, legislation providing for securitization financing similar to the financing mechanism created in the Financing Act was challenged as an impairment of an existing contract. Public Service Electric and Gas Company’s Rate Unbundling, Stranded Costs and Restructuring Filings, 748 A.2d 1161 (N.J. App. 2000), aff’d, 771 A.2d 1163 (N.J. 2001)(denying certification of Contracts Clause issue), involved a challenge to the Electric Discount and Energy Competition Act of 1999, N.J.S.A. 48:3-49 to -98, L. 1999, c. 23, enacted by the New Jersey Legislature effective February 9, 1999 (the “NJ Act”), which deregulated and restructured the electric power industry in New Jersey. The NJ Act permitted a utility to recover stranded costs, the generation plant costs, which the utility is at risk of losing when the supply market is opened to competition, through securitization backed by a transition bond charge imposed on all electric customers purchasing power within the utility’s service area.

This case arose when one of PSE&G’s largest customers, who was purchasing power from PSE&G under the terms of a special contract, filed an appeal from a final order of the New Jersey Board of Public Utilities allowing PSE&G to recover its stranded costs by imposing a transition charge on its customers bills. Petitioner argued that the charge was an unconstitutional impairment of its existing contract with PSE&G. The Court rejected the challenge holding that “[t]he prohibition against impairment of contracts under the federal and state constitutions is not absolute. It must be accommodated to the inherent police power of the states to safeguard the vital interests of their residents. The contract clause does not deprive the states of their power to adopt general regulatory measures even if those regulatory measures result in the impairment or destruction of private contracts” (citations omitted).

Generally, courts will uphold legislation from contracts clause challenges, as long as there is a significant and legitimate public purpose behind the legislation As previously discussed, the West Virginia Supreme Court of Appeals has adopted a three-prong test for the purpose of evaluating contractual impairment cases:

The initial inquiry is whether the statute has substantially impaired the contractual rights of the parties. If a substantial impairment is shown, the second step of the test is to determine whether there is a significant and legitimate public purpose behind the legislation. Finally, if a legitimate public purpose is demonstrated, the court must determine whether the adjustment of the rights and responsibilities of contracting parties is based upon reasonable conditions and is of a character appropriate to the public purpose justifying the legislation’s adoption.

Shell v. Metropolitan Life Ins. Co., 181 W.Va. 16, 380 S.E.2d 183 (1989).

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In the present case, the Financing Act was enacted to provide certain public utilities, which have or have had a credit rating below investment grade, an alternative mechanism for financing the installation of required emission control equipment at existing generating facilities. The Legislative findings contained in W. Va. Code § 24-2-4e(a) provide that the Financing Act will: a) reduce the cost of installing pollution control equipment to such utility’s West Virginia customers; b) benefit public health by reducing emissions; c) promote economic development, job growth and retention; and d) increase the use of high-sulfur coal mined in the state.

In the Financing Order, the PSCWV specifically found: a) that “[t]he Environmental Control Activities specified in this Financing Order, . . . are necessary and prudent under the circumstances, and are preferable to any alternatives available to the Applicant;” and b) “[t]he issuance of the Environmental Control Bonds will result in overall costs to the Applicant’s respective consumers in the State of West Virginia that (i) are lower than would result from the use of traditional utility financing mechanisms, and (ii) are just and reasonable.” In summary, the Legislature and the WVPSC have determined that the Financing Act will reduce the cost to the West Virginia customers of Mon Power of installing pollution control equipment. Even if the Financing Act was found to substantially impair the contractual rights of a party challenging the legislation, the Financing Act appears to be appropriately conceived to fulfill a legitimate public purpose and to balance the intended public benefits with the rights and responsibilities of contracting parties. Moreover, we are aware of no customer or class of customers that is likely to have a plausible claim that the Financing Act will constitute a substantial impairment of an existing contractual right. In addition, as is noted below, the Financing Act and the issuance of the Financing Order thereunder are likely to be considered to be legitimate exercises of valid ratemaking functions. For these reasons, in our judgment it is reasonable to conclude that the Financing Act would likely withstand a challenge under the State Contract Clause.

2. State Takings Clause.

In other jurisdictions, challenges to statutes similar to the Financing Act based on the Takings Clause have generally arisen in the context of the deregulation of the electric power industry. For example, in City of Corpus Christi v. Public Utility Commission, 51 S.W.3d 231 (Tex. 2001), the statute in question authorized the existing regulated utility to issue bonds to recover certain stranded costs and regulatory assets during a period of transition to deregulation. The bonds were repaid by a transition charge assessed on all customers within the existing regulated utility’s service area. Competing electric generating companies challenged the deregulation plan on the basis that the imposition of the transition charge on their customers constituted a taking. The Texas Supreme Court denied the relief sought by the competing power generators, holding that the transition charge was valid because its imposition was a reasonable exercise of state ratemaking authority.

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In the present case, the Environmental Control Charges are not akin to a competitive transition charge imposed as part of the restructuring of the West Virginia electric power industry. Rather, the Financing Act was enacted to provide certain regulated public utilities operating in West Virginia an alternative mechanism for financing the installation of emission control equipment at existing generating facilities. Accordingly, we would anticipate that a West Virginia Court reviewing any challenge to the Financing Act asserting an impermissible taking of property would carefully consider whether the Financing Act can be reasonably found to promote the health, safety, morals, or general welfare of the public. McFillan v. Berkeley County Planning Commission, 190 W. Va. 458, 438 S.E.2d 801 (1993).

In the public utility regulation arena, both the United States Supreme Court and the West Virginia Supreme Court of Appeals have held that as long as rates are reasonable, conform to statutory authorization and are intended to balance investor and consumer interests, they are constitutionally permissible. In re Permian Area Rate Cases, 390 U.S. 747, 88 S. Ct. 1344, 20 L. Ed.2d 312 (1968), Federal Power Commission v. Hope Natural Gas Co., 320 U.S. 591, 64 S. Ct. 281, 88 L. Ed. 333 (1944), Columbia Gas of West Virginia, Inc. v. Public Service Commission, 173 W. Va. 19, 311 S.E. 2d 137 (1983). The West Virginia Legislature and the PSCWV have both found that the Financing Act would lower the cost of the construction and installation of emission control equipment to consumers. Moreover, we are aware of no set of circumstances and no potential plaintiff or class of potential plaintiffs that are likely to present a plausible claim that the Financing Act would constitute an impermissible taking of private property. For the reasons discussed above, in our judgment it is reasonable to conclude that the Financing Act would likely withstand a challenge under the State Takings Clause.

3. State Due Process Clause.

It is possible that a constitutional challenge to the Financing Act could be raised on due process grounds. Where the issue involves the constitutionality of legislation, the act must be found to bear a reasonable relationship to a proper legislative purpose and be neither arbitrary nor discriminatory. Hartsock-Flesher Candy Co. v. Wheeling Wholesale Grocery Co., 174 W. Va. 538, 328 S.E.2d 144 (1984). In addition, due process considerations involve whether a party has been accorded the right to be heard. Segal v. Beard, 181 W. Va. 92, 380 S.E.2d 444 (1989). Based upon our previous discussion of the legislative objectives of the Financing Act and the fact that the proceedings before the PSCWV that culminated in the issuance of the Financing Order were open to all interested parties and no party participated in these proceedings to oppose the issuance of the Financing Order, in our judgment it is reasonable to conclude that the Financing Act would likely withstand a State Due Process Clause challenge.

4. Validity of Enactment.

We have reviewed the legislative history of the enactment of the Financing Act, 2005 Acts of the Legislature, c 106. Based on this review, in our judgment it is reasonable to conclude that the Financing Act would likely withstand a constitutional challenge based on: a)

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December 23, 2009

Article VI, Section 29 of the West Virginia Constitution requiring that bills be read on three different days in each house; b) Article VI, Section 30 of the West Virginia Constitution requiring that acts embrace only one object in the title; and c) Article VI, Section 31 of the West Virginia Constitution requiring that bills passed by one house and amended by the other be again voted on by the house which originally passed the bill.

For the reasons discussed above and subject to the qualifications, limitations and assumptions set forth herein, it is our opinion that: i) the Financing Act has been duly enacted by the West Virginia Legislature in accordance with all applicable laws and is in full force and effect; ii) the effectiveness or constitutionality of the Financing Act under the Constitution of the State of West Virginia (insofar as it relates to the Environmental Control Bonds and to the Transaction) was, to the best of our knowledge as of December 23, 2009, not the subject of any pending appeal or litigation, provided that, we cannot assure you that a lawsuit challenging the validity of the Financing Act will not be filed in the future or that, if filed, will not be successful; and iii) if the constitutionality of the Financing Act were challenged, a West Virginia Court applying West Virginia substantive law would conclude under applicable State of West Virginia constitutional principles that the Financing Act is constitutional.

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QUALIFICATIONS AND LIMITATIONS

We note that judicial analysis of West Virginia constitutional issues has typically proceeded on a case-by-case basis and that the determinations of the West Virginia Courts, in most instances, are usually strongly influenced by facts and circumstances of the particular case. We further note that there are no reported controlling judicial precedents of which we are aware directly on point. Our analysis is necessarily a reasoned application of judicial decisions involving similar or analogous circumstances (none of which addresses the facts presented here), and on our understanding of the State of West Virginia constitutional principles on which a challenge to the constitutionality of a statute could conceivably be based. Moreover, the application of equitable principles (including the availability of injunctive relief or the issuance of a stay pending appeal) is subject to the discretion of the court which is asked to apply them. We cannot predict the facts and circumstances which will be present in the future and may be relevant to the exercise of such discretion. It is our and your understanding that none of the foregoing opinions is intended to be a guaranty as to what a particular court would actually hold; rather each such opinion is only an expression as to the decision a court should reach if the issue were properly prepared and presented to it and the court followed what we believe to be the applicable legal principles under existing judicial precedent. Moreover, there can be no assurance that a repeal or amendment to the Financing Act will not be proposed or enacted or that any action by the State of West Virginia that constitutes a violation of the State Pledge will not occur. Furthermore, given the lack of judicial precedent directly on point, and the nature of the security for the Bondholders, there can be no assurance that a West Virginia Court will reach the conclusions which we believe current judicial precedent supports. In the event of any State

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December 23, 2009

of West Virginia legislation that adversely impacts the rights of Bondholders, costly and time-consuming litigation might ensue, adversely affecting, at least temporarily, the price and liquidity of the Environmental Control Bonds.

The foregoing opinions are expressly subject to there being no material change in the law, and there being no additional facts that would materially affect the assumptions set forth herein. We do not undertake to supplement this opinion with respect to factual matters or changes in the law (whether constitutional, statutory or judicial) that may hereafter occur.

This letter is being furnished to you solely for your benefit in connection with the issuance of the Environmental Control Bonds and is not to be used, circulated, quoted, relied upon or otherwise referred to for any other purpose or by any other person without prior express written permission. We consent to the filing of this opinion as an Exhibit to the Registration Statement and to the references to this firm under the heading “Risk Factors - Risks Associated with Potential Judicial, Legislative or Regulatory Actions” in the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended. We further consent to the reliance by Morgan, Lewis & Bockius LLP on this opinion in rendering their opinion under Section 9(v) of the Underwriting Agreement.

Very truly yours,

JACKSON KELLY PLLC

By:	/s/ John A. Mairs
Member

Schedule I

Standard & Poor’s Ratings Group

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Moody’s Investors Services, Inc.

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Fitch, Inc.

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